EXHIBIT 4.1

COMMON STOCK		COMMON STOCK
PAR VALUE $.001	[LOGO OF ACTIVCARD CORP.]	PAR VALUE $.001

NUMBER	ACTIVCARD CORP.	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP [TO COME]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
ACTIVCARD CORP.

transferable on the books of the Corporation by the holder hereof or by his duly authorized attorney upon the surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and registered by the Registrar.

In Witness whereof, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

COUNTERSIGNED AND REGISTERED:
Bank of New York
TRANSFER AGENT AND REGISTRAR	[SEAL APPEARS HERE]
BY:		[TO COME]	[TO COME]
AUTHORIZED OFFICER		SECRETARY	Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	(Cust)	Custodian	(Minor)
TEN ENT	–	as tenants by the entireties			under Uniform Gifts to Minors Act
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                  hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                   , Shares of the Common Stock represented by this Certificate, and hereby irrevocably constitutes and appoints
                                                                                                                   Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

NOTICE    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.